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                                                                    Exhibit 10.4

                             MUSE TECHNOLOGIES, INC.
                             1996 STOCK OPTION PLAN

1. Purpose.

     The purposes of this 1996 Stock Option Plan (the "Plan") are to induce certain service providers to remain in the employ of, or to continue to serve as directors of or as independent consultants to, Muse Technologies, Inc. (the "Company") and its future subsidiary corporations (each a "Subsidiary"), as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), to attract new service providers to enter into such employment and service and to encourage such service providers to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its growth and financial success. Options will be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of section 422(b) of the Code) or (b) options which


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are not incentive stock options ("non-incentive stock options"), as determined at the time of the grant thereof by the Board.

2. Shares Subject to Plan.

     Options may be granted to purchase up to five million (5,000,000) shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company after the 1,000 to 1 stock split. For purposes of this Section 2, the number of shares purchased upon the exercise of an Option shall be determined without giving effect to the use by a Participant (as defined below) of the right set forth in Section 8(C) hereof to deliver shares of Common Stock in payment of all or a portion of the option price or the use by a Participant of the right set forth in Section 12(C) hereof to cause the Company to withhold from the shares of Common Stock otherwise deliverable to him upon the exercise of an Option shares of Common Stock in payment of all or a portion of his withholding obligation arising from such exercise. If any Options expire or terminate for any reason without having been exercised in full, new Options may thereafter be granted to purchase the unpurchased shares subject to such expired or terminated Options.

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3. Administration

     (A) The Plan shall be administered by the Board.

     (B) Subject to the express provisions of the Plan, the Board shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the service providers (each a "Participant") to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Board may take into account the nature of the services rendered by the respective service providers, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Board in its discretion shall deem relevant. The Board's determination on the matters referred to in this Section 3 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or

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with respect to any Option shall be determined by the Board, in its sole discretion, and any interpretations by the Board of the terms of any Option shall be final, binding and conclusive.

4. Eligibility

     An Option may be granted only to (i) employees of the Company or a Subsidiary; (ii) directors of the Company or a Subsidiary who are not employees of the Company or a Subsidiary ("Outside Directors"); (iii) employees of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume, and (iv) independent consultants who render services to the Company or a Subsidiary.

5. Option Prices

     (A) Except as otherwise provided in Sections 5 and 17 hereof, the initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of Common Stock on the date of grant; provided,

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however, that, in the case of a Participant who owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 105% of the fair market value of a share of Common Stock on the date of grant.

     (B) Except as otherwise provided in Sections 5 and 17 hereof, the initial per share option price of any Option which is a non-incentive stock option shall not be less than 85% of the fair market value of a share of Common Stock on the date of grant.

     (C) For all purposes of this Plan, the fair market value of a share of Common Stock on any date, (i) if the Common Stock is then listed on a national securities exchange or traded on the NASDAQ National Market System, shall be equal to the closing sale price of a share of Common Stock; (ii) if there is no sale of the Common Stock on such date, the average of the high and low prices reported on such exchange or system at the close of trading on such date or, if the Common Stock is then listed on the NASDAQ SmallCap Market, shall be equal to the closing sale price of a share of Common Stock; (iii) if there is no sale of the Common Stock on such date, the

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average of the bid and asked prices on such system at the close of trading on such date; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or such system on such date, the fair market value of a share of Common Stock on such date as shall be determined in good faith by the Board.

6. Option Term.

     Options shall be granted for such terms as the Board shall determine, not in excess of ten years from the date of the granting thereof, provided, however, that, except as otherwise provided in Section 17 hereof, in the case of a Participant who owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock at the time an option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five (5) years from the date of the granting thereof.

7. Limitation on Amount of Incentive Stock Options Granted.

     Except as otherwise provided in Section 17 hereof, the aggregate fair market value of the shares of Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year

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(whether under the terms of the Plan or any other stock option plan of the
Company) shall not exceed $100,000.

8. Exercise of Options.

     (A) Except as otherwise provided in Section 17 hereof, a Participant may
(a) during the time period commencing on the first anniversary date of the granting of an Option to him or her and ending on the day preceding the second anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby; (b) during the period commencing on such second anniversary and ending on the day preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-thirds of the shares granted thereby; and (c) during the period commencing on such third anniversary, exercise such Option with respect to all of the shares granted thereby.

     (B) To the extent exercisable, an Option may be exercised either in whole at any time or in part from time to time.

     (C) An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of Common Stock and payment to the Company of the amount of the option price for the number of shares

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of Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the delivery of shares of Common Stock having a fair market value on the date of delivery equal to the portion of the option price so paid, provided, further, however, that, subject to the requirements of Regulation T promulgated under the Exchange Act, the Board may implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of Common Stock issuable upon such exercise.

     (D) The Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

9. Transferability.

     No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her.

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10. Termination of Service.

     (A) Except as otherwise determined by the Board at the time of the grant thereof, if a Participant leaves the employ or service of the Company and the Subsidiaries when (a) voluntarily prior to his or her 65th birthday, but other than by reason of his or her death or "disability" (as such term is defined in section 22(e)(3) of the Code), or (b) involuntarily for cause, then in either event each Option theretofore granted to him or her shall, to the extent not theretofore exercised, terminate forthwith. For purposes hereof, "cause" shall mean and be limited to a determination by two-thirds (2/3) of the members of the Board present and entitled to vote thereon, that the Participant's acts or omissions constitute fraud, wilful misconduct, gross negligence or criminal conduct constituting a Class A misdemeanor or greater.

     (B) Except as above provided or as otherwise determined by the Board at the time of the grant thereof, in the event a Participant leaves the employ or service of the Company and the Subsidiaries involuntarily prior to his or her 65th birthday, but other than by reason of his or her death or "disability" (as such term is defined in section 22(e)(3) of the Code), each Option therefore granted to him or her shall, to the

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extent not theretofore exercised, terminate thirty (30) days after the date the
Participant leaves the employ or service of the Company.

     (C) In the event a Participant's employment or service with the Company and the Subsidiaries terminated by reason of his or her death, each Option theretofore granted to him or her shall become immediately exercisable in full and shall be terminated upon the earlier to occur of (a) the expiration of the period of one year after the date of such Participant's death, and (b) the date specified in such Option.

     (D) In the event a Participant leaves the employ or service of the Company and the Subsidiaries on or after his or her 65th birthday or by reason of his or her disability, each Option theretofore granted to him or her shall become immediately exercisable in full and shall be terminated upon the earlier to occur of (a) the expiration of the period of three months after the date of such retirement or disability, and (b) the date specified in such Option.

11. Adjustment of Number of Shares.

     (A) In the event that a dividend shall be declared upon Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option, the number of shares of Common Stock which may be

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purchased upon the exercise of Options granted under the Plan but not yet covered by an Option and the number of shares of Common Stock to be subject to an Option to be issued to an Outside Director shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number of kind of share of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sales of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of Common Stock then subject to any Option, for each share of Common Stock which may be purchased upon the exercise of Options granted under the Plan but not yet covered by an Option and for each share of Common Stock to be subject to an Option to be issued to an Outside Director, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each share shall be exchanged.

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    (B) In the event that there shall be any change, other than as specified in
Section 11(A) hereof, in the number or kind of outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares available for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan and each such Option.

     (C) In the case of any substitution or adjustment in accordance with the provisions of this Section 11, the option price in each such Option for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such shares or to which such share shall have been adjusted in accordance with the provisions of this Section 11.

     (D) No adjustment or substitution provided for in this Section 11 shall require the Company to sell a fractional share under any Option.

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     (E) In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, the Board, it its discretion, may accelerate the exercisability of each Option and/or terminate the same within a reasonable time thereafter.

12. Purchase for Investment, Withholding and Waivers.

     (A) Unless the delivery of the shares upon the exercise of an Option by a Participant shall be registered under the Securities Act of 1933, such Participant shall, as a condition of the Company's obligation to deliver such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

     (B) In the event of the death of a Participant, an additional condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Board shall determine.

     (C) An additional condition of exercising any non-incentive stock option shall be the entry by the Participant into such arrangements with the Company with respect to withholding as the Board shall determine, provided, however, that such

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Participant may direct the Company to satisfy all or a portion of such withholding obligation by withholding from the shares of Common Stock issuable to him or her on such exercise shares of Common Stock having a fair market value equal to the portion of the withholding obligation so satisfied.

13. Declining Market Price.

     In the event the fair market value of Common Stock declines below the option price set forth in any Option, the Board may at any time adjust, reduce, cancel and re-grant any unexercised Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of Common Stock.

14. No Stockholder Status; No Restriction on Corporate Acts;
    No Employment Right.

     (A) Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price therefor, a share issued upon exercise of an Option shall be fully paid and non-assessable.

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     (B) Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     (C) Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or service of the Company or such Subsidiary.

15. Termination and Amendment of the Plan.

     The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable, provided, however, that the Board may not, without further approval of the holders of the shares of Common Stock, increase the number of shares of Common Stock as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 11 hereof), or change

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the class of persons eligible to participate in the Plan, or change the manner of determining the option prices, or extend the period during which an Option may be granted, or exercised. Except as otherwise provided in Section 16 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

16. Expiration and Termination of the Plan.

     The Plan shall terminate on November 1, 2005 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercise or shall have expired in accordance with its terms.

17. Options Granted in Connection with Acquisitions.

     In the event that the Board determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company (such corporation being hereafter referred to

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as an "Acquired Subsidiary"). Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times wither in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 15 hereof that certain amendments to the Plan be approved by the stockholders of the Company, as the Board, in its discretion, shall deem appropriate at the time of the granting of such Options.

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